Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement dated December 15, 2014 to the

Statutory Prospectus for Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative

Class shares of Allianz Funds

Dated August 29, 2014 (as supplemented thereafter)

Disclosure Related to AllianzGI Opportunity Fund

REORGANIZATION OF THE ALLIANZGI OPPORTUNITY FUND

INTO THE ALLIANZGI SMALL-CAP BLEND FUND

On December 12, 2014, the Board of Trustees of Allianz Funds (the “Trust”) approved an Agreement and Plan of Reorganization pursuant to which the AllianzGI Opportunity Fund (the “Acquired Fund”) would be reorganized with and into another existing series of the Trust, the AllianzGI Small-Cap Blend Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) (the “Reorganization”). The closing date of the Reorganization is expected to be on or about March 9, 2015, although the Reorganization may be delayed.

The Acquired Fund and the Acquiring Fund have the same investment advisory, administrative and distribution and/or service (12b-1) fee rates, except that the Acquired Fund’s investment advisory fee is subject to a voluntary 0.05% fee waiver. Management has agreed to observe a 0.06% investment advisory fee waiver for the Acquiring Fund effective as of immediately prior to the close of the Reorganization through March 31, 2016, so that the Acquired Fund and the Acquiring Fund have the same total annual fund operating expenses after expense reductions as of the close of the Reorganization. Pursuant to the Agreement and Plan of Reorganization, Class B and Class R shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, and the 12b-1 fees applicable to Class A shares of the Acquiring Fund are 0.25% whereas the 12b-1 fees applicable to Class B and Class R shares of the Acquired Fund are 1.00% and 0.50%, respectively. Also pursuant to the Agreement and Plan of Reorganization, Administrative Class shareholders of the Acquired Fund will receive Class P shares of the Acquiring Fund, and there are no 12b-1 fees applicable to Class P shares of the Acquiring Fund whereas the 12b-1 plan applicable to Administrative Class shares of the Acquired Fund permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shares at an annual rate of up to 0.25%. Although both Funds are managed by the same investment adviser and sub-adviser and have identical fundamental investment policies, it should be noted that the Funds’ investment focus and strategy differ. The Acquiring Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations, whereas the Acquired Fund seeks to achieve its objective by normally investing at least 65% of its assets in common stocks of small-cap companies with market capitalizations comparable to those of companies included in the Russell 2000 Index (between $169 million to $4 billion as of June 30, 2014). For further information on the Acquiring Fund please see its prospectus, which may be found at us.allianzgi.com. No shareholder approval of the Reorganization is required.

The Reorganization is expected to be a tax-free reorganization, such that shareholders in the Acquired Fund will not realize any gains or losses for U.S. federal income tax purposes as a direct result of the Reorganization. It is possible that the Reorganization will have some tax implications for shareholders, including increased capital gain distributions to shareholders before or after the Reorganization, in some instances as a result of the sale of portfolio securities in connection with or following the Reorganization.

The transaction costs of completing the Reorganization will be borne by the Funds’ investment adviser and administrator, Allianz Global Investors Fund Management LLC. Any costs associated with restructuring both the Acquired Fund’s and Acquiring Fund’s portfolios (except brokerage commissions, which will be borne by the Funds’ investment adviser and administrator, Allianz Global Investors Fund Management LLC) will be borne by the Acquired Fund (before the Reorganization) or the Acquiring Fund (after the Reorganization).

Other Information

Effective as of 4:00 p.m. Eastern Time on March 5, 2015, shares of the Acquired Fund will no longer be available for purchase by current or new investors in the Acquired Fund. Additionally, shareholders of other series of the Trust will no longer be permitted to exchange any of their shares for shares of the Acquired Fund, as described in the Prospectus under “How to Buy and Sell Shares — Exchanging Shares.”

At any time prior to 4:00 p.m. Eastern Time on March 6, 2015 (the “Valuation Date”), shareholders may redeem their shares of the Acquired Fund and receive the net asset value thereof, subject to any applicable contingent deferred sales charges (CDSC) or fees, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. At any time prior to the Valuation Date, shareholders may also exchange their shares of the Acquired Fund for shares of the same class of any other series of the Trust or any series of Allianz Funds Multi-Strategy Trust that offers that class, as described under “How to Buy and Sell Shares — Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions.

The Board of Trustees of the Trust and Allianz Global Investors Distributors LLC, the Trust’s distributor, each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis. The Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

Please retain this Supplement for future reference.